ADVISORS DISCIPLINED TRUST 1811

                          SUPPLEMENT TO THE PROSPECTUS

     Staples, Inc. (NASDAQ: SPLS) has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Minimum Volatility Equity Income Portfolio, Series 2017-3Q - A Hartford Investment Management Company ("HIMCO") Portfolio, will no longer include shares of Staples, Inc.

     Supplement Dated: September 13, 2017















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